SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

[ ]	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2001

0-17594
(Commission File Number)

USA BIOMASS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	33-0329559 (IRS Employer Identification No.)

7314 Scout Avenue, Bell Gardens, California (Address of Principal Executive Offices)	90201 (Zip Code)

(562) 928-9900
(Registrant’s telephone number, including area code)

Item 5.   Other Events

             On January 11, 2001, Registrant’s securities were delisted from The Nasdaq SmallCap Market. A copy of the press release issued by the Registrant on January 11, 2001 regarding the delisting is attached hereto as Exhibit 99.

Item 7.    Exhibits

             99   Press Release by Registrant dated January 11, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA BIOMASS CORPORATION
Date: January 12, 2001	By:	/s/ EUGENE TIDGEWELL

Eugene Tidgewell Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release by Registrant dated January 11, 2001